Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James W. Korth, the Chief Executive Officer of Korth Direct Mortgage Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       This Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.       The information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2020	/s/ James W. Korth
James W. Korth, Chief Executive Officer